UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

PepperLime Health Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40915	98-1610383
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

548 Market Street, Suite 97425

San Francisco, California 94104

(415) 263-9939

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PEPLU	The Nasdaq Stock Market LLC

Class A ordinary shares included as part of the Units	PEPL	The Nasdaq Stock Market LLC

Warrants included as part of the Units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PEPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2021 the Board of Directors (the “Board”) of PepperLime Health Acquisition Corporation, a Cayman Islands exempted company (the “Company”) appointed Ross Lloyd Morgan to the Board effective immediately. Mr. Morgan was also appointed as the chair of the Audit Committee of the Company effective immediately. Mr. Morgan will serve until the Company’s 2022 Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

Mr. Morgan currently serves as the Managing Director of CFO4Results Inc., a fractional Chief Financial Officer (“CFO”) consulting firm and has served as a director or officer of private and public companies since 2002. Mr. Morgan also currently serves as the CFO of Obotics Inc., Cryostasis Inc and Tallysman Wireless Inc. He is a Chartered Professional Accountant whose career began at Clarkson Gordon (later known as Ernst & Young LLP) in 1985. In connection with his appointment, the Board determined that Mr. Morgan (i) is an “independent director” as contemplated by Section 5605(a)(2) of the Nasdaq Marketplace Rules, (ii) meets the requirements for audit committee service pursuant to Nasdaq Marketplace Rule 5605(c)(2)(A), and (iii) is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Mr. Morgan has been awarded certain membership interests in our sponsor, PepperOne LLC, as compensation for his service as a director of the Company and as chair of the Audit Committee. There is no arrangement or understanding between Mr. Morgan and any other persons pursuant to which Mr. Morgan was appointed as a director. There are no related party transactions between Mr. Morgan and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2021

PepperLime Health Acquisition Corporation

By:	/s/ Eran Pilovsky
Name: Eran Pilovsky Title: Chief Financial Officer